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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2006

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                               THE MOSAIC COMPANY
             (Exact name of registrant as specified in its charter)

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              Delaware                 001-32327           20-0891589
    (State or other jurisdiction      (Commission         (IRS Employer
         of incorporation)            File Number)      Identification No.)

                  3033 Campus Drive
                      Suite E490
                 Plymouth, Minnesota                             55441
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (800) 918-8270

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      The following information is being "furnished" in accordance with General Instruction B.2. of Form 8-K and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such filing:

      Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of The Mosaic Company's announcement regarding its earnings and results of operations for the fiscal quarter ended May 31, 2006, as presented in a press release issued on August 1, 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits.

      Reference is made to the Exhibit Index hereto with respect to the exhibit furnished herewith. The exhibit listed in the Exhibit Index hereto is being "furnished" in accordance with General Instruction B.2. of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE MOSAIC COMPANY


Date: August 1, 2006                      By:    /s/ Richard L. Mack
                                                 -------------------------------
                                          Name:  Richard L. Mack
                                          Title: Senior Vice President,
                                                 General Counsel and
                                                 Corporate Secretary

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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99.1            Press release, dated August 1, 2006, of The Mosaic Company.